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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Doane Pet Care Company


       We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                        /s/ KMPG LLP



Houston, Texas
March 31, 1999